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                                                                   Exhibit 10.58

                         REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement, dated as of May 23, 1997 (the "Agreement"), by and among Clearview Cinema Group, Inc., a Delaware corporation (the "Company"), CMNY Capital II, L.P., a Delaware limited partnership ("CMNY"), MidMark Capital, L.P., a Delaware limited partnership ("MidMark"), Emerson Cinema, Inc., a New Jersey corporation, A. Dale Mayo ("Mayo"), Brett E. Marks, Michael C. Rush, Paul and Cindy Kay and Louis G. Novick (collectively, other than the Company, the "Stockholders").

         The parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

         1. Definitions. The following terms have the meanings set forth in this Section 1 unless the context clearly otherwise requires:

                  (a) "Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (b) "Commission" means the Securities and Exchange
Commission.

                  (c) "Common Stock" means the Common Stock, $.01 par value, of the Company.

                  (d) "Holder" means any Stockholder so long as such Stockholder is a holder of any Registrable Securities and such Stockholder's permitted successors, transferees and assigns so long as any such successor, transferee or assignee executes and delivers a written agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Agreement.

                  (e) "Offering" means any public offering of shares of Common Stock by the Company or any holder thereof in accordance with the registration requirements of the Act other than the initial public offering of shares of Common Stock pursuant to the Company's registration statement on Form SB-2 to be filed with the Commission on May 27, 1997 (the "Initial Offering").

                  (f) "Registrable Securities" means any shares of Common Stock now or hereafter held by the Stockholders other than Unrestricted Securities.

                  (g) "Registration", "register" and like words mean compliance with all of the laws, rules and regulations (federal, state and local), and provisions of agreements and corporate documents pertaining to the public offering of securities, including registration of any public offering of securities on any form under the Act.

                  (h) "Unrestricted Securities" means, at any time, any shares of Common Stock beneficially owned by any Stockholder that can be transferred by such Stockholder without registration under the Act, excluding any shares of

Common Stock that are held by any Stockholder who is an affiliate of the Company (as such term is defined in Rule 144(a) under the Act).
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         2.       Requested Registration.

                  (a) If any of Mayo, CMNY or MidMark shall notify the Company after the first anniversary of the consummation of the Initial Offering that he or it proposes to sell or transfer any of his or its Registrable Securities and requests registration thereof, the Company shall promptly give notice of such request to all other Holders and comply with Section 2(b). Upon receipt of such notice, each such Holder may elect to participate in the applicable Offering. To make such election, any such Holder must give notice to the Company of such Holder's election and the number of shares of Common Stock that such Holder wishes to sell in such Offering within fifteen (15) days of the day that the Company gave notice of such request. If the managing underwriter or sole underwriter of any Offering being registered pursuant to this Section 2(a) advises the Holders participating therein in writing that marketing factors require a limitation on the number of shares of Common Stock to be underwritten in such Offering, then the number of shares of Common Stock that may be included in such Offering shall be allocated among all Holders participating in such offering in proportion, as nearly as practicable, to the respective numbers of shares of Common Stock held by or issuable to such Holders at the time of the filing of the registration statement for such Offering. Any provision herein to the contrary notwithstanding, the right to request registration pursuant to this Section 2 shall be limited to two registrations initiated by each of Mayo, CMNY and MidMark; provided, however, that (i) no such request shall require that a registration statement therefor shall become effective prior to 180 days after the effective date of a registration statement that shall have been filed by the Company covering a firm commitment underwritten Offering, if the Company shall theretofore have given notice of such registration statement to the Holders pursuant to this Section 2(a) or
Section 5 and shall have pursued the preparation, filing and effectiveness of such registration statement with reasonable diligence; and (ii) the Company shall not be required to effect such a registration unless the Holder requesting registration proposes to dispose of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000. A right to demand registration shall be deemed to have been exercised when the registration statement filed on account of such exercise has been declared effective by the Commission.

                  (b) Following receipt of a request pursuant to Section 2(a), the Company shall (i) file within 90 days a registration statement on the appropriate form under the Act for the shares of Common Stock that the Company has been requested to register, including the shares of Common Stock of any Holder who elects to participate in response to the notice from the Company to the Holders as provided in Section 2(a); (ii) if the applicable Offering is pursuant to an underwriting agreement (the managing underwriter or sole underwriter, as applicable, being the person selected by the Holders of more than fifty percent of the shares of Common Stock to be registered), enter into an underwriting agreement in such form as said managing or sole underwriter shall require (which must only contain terms and conditions customary for offerings of equity securities of entities with market capitalizations that are approximately equal to the Company's then-market capitalization and may contain customary provisions requiring the Company and the relevant Holders to indemnify and provide contribution to the underwriter or underwriters of such Offering); (iii) use its reasonable best efforts to have such registration statement declared effective as promptly as practicable and remain effective for at least 180 days; (iv) notify the relevant Holders, promptly after it has received notice thereof, of the time when such registration statement has become effective or

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any supplement to any prospectus forming a part of such registration statement has been filed; (v) notify the relevant Holders promptly of any request by the Commission for the amending of such registration statement or for the supplementing of any prospectus forming a part of such registration statement or for additional information; (vi) prepare and file with the Commission, promptly upon any relevant Holder's request, any amendment to such registration statement or supplement to such prospectus that, in the opinion of counsel for such Holder, may be necessary or advisable in connection with the distribution of the shares of Common Stock registered under such registration statement;
(vii) prepare and promptly file with the Commission and promptly notify the Holders of the filing of such amendment to such registration statement or supplement to such prospectus as may be necessary to correct any statement or omission; (viii) in case any Holder is required to deliver a prospectus with respect to the applicable Offering at a time when the prospectus forming a part of such registration statement which is then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement as may be necessary to permit compliance with the requirements of Section 5 of the Act; (ix) not file any amendment to such registration statement or supplement to such prospectus to which any relevant Holder shall reasonably object after having been furnished a copy thereof at a reasonable time prior to the filing thereof; (x) advise each applicable Holder promptly, after it has received notice or obtained knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any such stop order or to obtain its withdrawal if any such stop order shall have been issued; (xi) use its reasonable best efforts to qualify the shares of Common Stock being registered on such registration statement for sale under the securities laws of such states as the relevant Holders may reasonably request, except that it shall not be required in connection therewith or as a condition thereof to execute a general consent to service or qualify to do business in any such states or otherwise to subject itself to taxation therein solely because of such qualification; (xii) furnish to each applicable Holder as soon as available copies of such registration statement and each preliminary or final prospectus forming a part of such registration statement and any supplement thereto required to be prepared pursuant to this
Section 2, all in such quantities as such Holder may from time to time reasonably request; and (xiii) refrain from issuing or selling or registering for sale by any other person, during the 90-day period commencing 30 days before and ending 60 days after the effective date of such registration statement, any securities other than the shares of Common Stock registered for sale under such registration statement.

         3. Information to be Furnished by Holders. Each Holder participating in an Offering pursuant to Section 2 or Section 5 shall furnish to the Company in writing all information within such Holder's possession or knowledge required by the applicable rules and regulations of the Commission and by any applicable state securities or blue sky laws concerning such Holder, the proposed method of sale or other disposition of the shares of Common Stock being sold by such Holder in such Offering, and the identity of and compensation to be paid to any proposed underwriter or underwriters to be employed in connection with such Offering.

         4. Costs and Expenses. Except as provided in the last sentence of this
Section 4, the Company shall pay all costs and expenses in connection with the registration of any Offering under this Agreement. Such costs and expenses for any Offering, include: (a) the

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reasonable fees and expenses of the Company's counsel and one special counsel selected by the Holders offering shares of Common Stock in such Offering; (b) the fees and expenses of the Company's accountants and auditors; (c) the costs and expenses incident to the preparation, printing and filing of any and all documents to be filed under the Act and any applicable state securities or blue sky laws in connection with such Offering, each prospectus forming a part of the relevant registration statement and all amendments thereof and supplements thereto; (d) the costs incurred in connection with the qualification of the Offering and the shares of Common Stock being offered in such Offering under any applicable state securities or blue sky laws (including any related fees and disbursements); (e) the cost of listing the shares of Common Stock being offered in such Offering on any exchange; (f) the cost of furnishing to each Holder such copies as such Holder shall reasonably request of the relevant registration statement, each preliminary prospectus and the final prospectus forming part of such registration statement and each amendment thereof or supplement thereto; and (g) all expenses incident to delivery of the shares of Common Stock being offered in such Offering to any underwriter or underwriters. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to pay (i) the commissions or discounts payable to any underwriter for any shares of Common Stock sold by any Holder or (ii) any costs or expenses incurred in connection with any registration statement referred to in Section 5 which any other person on whose behalf such registration statement is being filed has agreed to pay.

         5. Incidental Registration. If the Company shall at any time propose for itself or any other person the registration under the Act of any Offering (other than any Offering in connection with any employee benefit plan or a transaction required to be registered by means of a registration statement on Form S-4), the Company shall give notice of such proposed registration to all Holders. Upon receipt of such notice, each Holder may elect to participate in such Offering. To make such election, any such Holder must give notice to the

Company of such Holder's election and the number of Registrable Securities that such Holder wishes to sell in such Offering within fifteen (15) days of the day that the Company gave notice of such Offering. Subject to the provisions of the last sentence of this Section 5, the Company shall include in such Offering such Registrable Securities and shall cause the managing underwriter or sole underwriter of such Offering, if any, to enter into an underwriting agreement that will have all such electing Holders as parties thereto. Except to the extent governed by an agreement between the Company and another person, the provisions of Sections 2(b) and 4 of this Agreement shall be applicable to any registration of Registrable Securities under this Section 5. The right to registration provided in this Section 5 is in addition to and not in lieu of the demand registration rights provided in Section 2. The rights provided in this Section 5 are available to any Holder even though such Holder may be free at the time to sell all of the Registrable Securities of such Holder with respect to which registration is requested in accordance with Rule 144 (or any similar rule or regulation) under the Act. If the Company proposes to sell any shares of Common Stock for its own account or any person who is not a Holder has the right to sell any shares of Common Stock under any registration statement filed pursuant to Section 2, then the Holder who requested that such registration statement be filed shall have the option to require that such registration statement be deemed a registration under this Section 5 and not constitute an exercise of such Holder's rights under Section 2. If the managing underwriter or sole underwriter of any Offering subject to the provisions of this Section 5 advises the Holders participating therein in writing that marketing factors require a limitation on the number of shares of Common Stock to be underwritten in such Offering, then

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the number of shares of Common Stock that may be included in such Offering shall be allocated as follows: (i) all shares of Common Stock to be sold for the account of the Company shall be included; and (ii) the remaining shares of Common Stock that may be sold pursuant to the advice of such managing underwriter shall be allocated among all Holders and other persons participating in such Offering in proportion, as nearly as practicable, to the respective numbers of shares of Common Stock held by or issuable to all such persons at the time of the filing of the registration statement for such Offering.

         6. Indemnification by Company. The Company shall, to the maximum extent permitted by law, indemnify and hold harmless each Holder participating in any Offering pursuant to this Agreement, any underwriter for such Holder and each person, if any, who controls (as defined in the Act) such Holder or such underwriter against any losses, claims, damages, liabilities, judgments, settlements, awards and expenses (including attorneys' fees) (each a "Loss" and collectively "Losses") to which such Holder or underwriter or controlling person may become subject under the Act or otherwise, insofar as such Losses are caused by, based upon, arise out of, or relate to, any untrue statement or alleged untrue statement of any material fact contained in the registration statement for such Offering, any prospectus contained therein, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss is caused by, is based upon, arises out of, or relates to, an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with written information furnished by such Holder or underwriter specifically for use in preparation of such registration statement, prospectus, amendment or supplement or if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus for such registration statement corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus was not sent or given by or on behalf of such Holder at or prior to the confirmation of the sale of shares of Common Stock of such Holder with respect to which such Loss relates. The Company shall reimburse each such Holder, underwriter or controlling person for any legal or other expenses incurred by such Holder, underwriter or controlling person in connection with investigating or defending against any such Loss as incurred if such Holder, underwriter or controlling person has provided to the Company an undertaking to repay such reimbursed expenses if it is determined that such Holder, underwriter or controlling person was not entitled to indemnification hereunder.

         7. Indemnification by Holder. Each Holder participating in any Offering pursuant to this Agreement shall, to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the applicable registration statement and each person, if any, who controls the Company against any Losses to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such Losses are caused by, based upon, arise out of, or relate to, (a) any untrue or alleged untrue statement of any material fact contained in the registration statement for such Offering, any prospectus contained therein, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such Losses are caused by, based upon, arise out of, or relate to, an untrue statement or alleged untrue statement or omission or alleged

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omission made in conformity with written information furnished by such Holder specifically for use in preparation of such registration statement, prospectus, amendment or supplement; or (b) any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus for such registration statement if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus for such registration statement corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus was not sent or given by or on behalf of such Holder at or prior to the confirmation of the sale of shares of Common Stock of such Holder with respect to which such Loss relates. Each Holder's obligation under this Section 7 shall be several and not joint and in no event shall exceed the net proceeds received by such Holder in the

Offering to which the applicable Loss relates.

         8. Notice to Indemnitor. Promptly after receipt by any indemnified party of notice of the commencement of any action which may involve an indemnifiable Loss, such indemnified party shall, if a claim is to be made against an indemnifying party with respect to such Loss pursuant hereto, notify such indemnifying party of the commencement thereof; but the failure to so notify such indemnifying party shall not relieve it from any liability that it may have to such indemnified party hereunder unless such indemnifying party shall have been actually and materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, and such indemnifying party, without acknowledging any validity of the underlying claim, acknowledges that it may be obligated to indemnify such indemnified party therefor, such indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, but may not settle such action without the consent of such indemnified party, which consent shall not be unreasonably withheld, unless such settlement involves no payment by such indemnified party, no equitable relief against such indemnified party and a complete release of all claims against such indemnified party. If an indemnifying party undertakes the defense of any matter for which indemnity is claimed under this Agreement, and if the relevant indemnified party wishes nevertheless to retain counsel to represent it in such matter, the fees of such counsel shall be the responsibility solely of the party retaining such counsel unless such indemnified party and such indemnifying party have conflicting or separate defenses in such action, in which case the attorneys' fees of such indemnified party will be borne by such indemnifying party.

         9. Additional Obligations. If, in order to effect any Offering in accordance with this Agreement, such Offering or the shares of Common Stock being offered in such Offering require a declaration of, registration with, or approval of, any federal or state governmental official or authority (other than registration under the Act or qualification or registration under state securities or blue sky laws) before such shares of Common Stock may be sold, the Company at its own expense shall take all reasonable actions in connection with such registration, declaration or approval and will use its reasonable best efforts to cause such shares of Common Stock to be duly registered or approved as may be required; provided, however, that in connection therewith or as a condition thereof, the Company may not be required to execute a general consent to service or to qualify to do business in any jurisdiction. The foregoing shall not be applicable to any regulatory requirements applicable solely to any Holder wishing to participate in any such Offering.

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         10. Rule 144 Covenants. With a view to making available to each Holder the benefits of Rule 144 under the Act (which term as used in this Section 10 includes the present Rule 144 and any other, additional, substitute, supplemental or analogous rule or regulation of the Commission that may at any time permit a Holder to sell Registrable Securities to the public without compliance with the registration requirements of the Act), the Company (a) shall maintain registration of the Common Stock under Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended; (b) shall file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Exchange Act of 1934, as amended, so as to maintain the availability of Rule 144 to the Holders; (c) at its expense, forthwith upon any Holder's request, shall deliver to such Holder a certificate, signed by one of the Company's principal officers, stating (i) the Company's name, address and telephone number (including area code); (ii) the Company's I.R.S. taxpayer identification number; (iii) the Company's Commission file number; (iv) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company or filed by the Company with the Commission; and (v) that the Company has filed the reports required to be filed under the Securities Exchange Act of 1934, as amended, for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder and such other or additional information as shall be necessary to make available to such Holder the ability to offer and sell the maximum number of shares of Common Stock under Rule 144; and (d) when Rule 144 is being complied with, shall deliver securities not bearing any legend restricting transfer of such securities, as requested from time to time by any Holder subject to this Agreement.

         11. Notices. All notices and other communications provided for hereunder must be in writing and shall be deemed to have been given on the same day when personally delivered or sent by confirmed facsimile transmission or on the next business day when delivered by receipted courier service or on the third business day when mailed with sufficient postage, registered or certified mail, return receipt requested, to the following addresses:

                  (a) if to the Company or Mayo: Clearview Cinema Group, Inc., 7 Waverly Place, Madison, New Jersey 07940, Telecopy No. (201) 377-4303, marked "Attention: President," with a copy to: Kirkpatrick & Lockhart LLP, 1251 Avenue of the Americas, New York, New York 10020, Attention: Warren H. Colodner, Esq.;

                  (b) if to CMNY: CMNY Capital II, L.P., 135 East 57th Street, 26th Floor, New York, New York 10022, Telecopy No. (212) 980-2630, Attention:
Robert Davidoff, with a copy to: Reid & Priest LLP, 40 West 57th Street, New York, New York 10019, Attention: Thomas More Griffin, Esq.;

                  (c) if to MidMark: MidMark Capital, L.P., 466 Southern Boulevard, Chatham, New Jersey 07928, Telecopy No. (201) 822-8911, with a copy to: McCarter & English, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101, Attention: David F. Broderick, Esq.;

                  (d) if to Emerson Cinema, Inc.: Emerson Cinema, Inc. 93 Hope Road, Blairsville, New Jersey 07825, with a copy to Jack Wenarsky, Esq., 225 Route 10, Succasunna, New Jersey 07876;

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                  (e) if to Brett E. Marks: First New York Realty, 310 Madison

Avenue, New York, New York 10017, Telecopy No. (212) 682-0151;

                  (f) if to Michael C. Rush: 1 Kenneth Court, Summit New Jersey, 07901, Telecopy: (908) 522-0206; or

                  (g) if to Paul and Cindy Kay: 39 Tamarack Lane, Pomona, NY 10970; and

                  (h) if to Louis G. Novick: RIPCO Real Estate Corp., 2 Robbins Lane, Jericho, NY 11753;

or to such other address as any party shall have furnished to the other parties pursuant to this Section 11. Failure to send a copy of a notice to any attorney shall not vitiate any notice sent to a party.

         12. Entire Agreement; Modification of Agreement; Consents. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Changes in or additions to this Agreement may be made and/or compliance with any covenant or condition herein set forth may be omitted only upon written consent of all the parties hereto; provided, however, that any agreement by any person to become a party to this Agreement because such person has acquired shares of Common Stock from any Stockholder or from the Company only needs to be executed by such person and the Company to be binding upon all of the parties hereto.

         13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, transferees and assigns. For purposes of this Agreement, any person who is a successor to or assignee of any party hereto by operation of law, including by means of a merger, consolidation or share exchange or by the laws of intestacy or inheritance or pursuant to a will (but only if such person is the administrator or executor of the applicable estate) and excluding any person who receives a distribution of shares of Common Stock as an heir, upon dissolution or liquidation (whether full or partial), as a dividend on or a redemption (whether full or partial) of such person's interest in such party or by any other means, shall be deemed to be a permitted successor or assignee hereunder upon execution of an agreement to become a party hereto. Any person who receives a distribution of shares of Common Stock from any party hereto by any other means or for any other reason shall only be permitted to become a party hereto if (a) such person, after such distribution, beneficially owns at least five percent of the then outstanding shares of Common Stock, on a fully diluted basis, or (b) such person is an affiliate of the Company (as defined in Rule 144 under the Act), and such person executes an agreement to become a party hereto.

         14. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to any of its principles of conflicts of law.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

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         16. Term. This Agreement shall remain in full force and effect until the earliest to occur of (a) the liquidation or dissolution of the Company, (b) the sale of all or substantially all of the assets of the Company, (c) no Stockholder beneficially owning more than five percent of the then-outstanding shares of Common Stock, on a fully diluted basis, and (d) the tenth anniversary of the consummation of the Initial Offering.

         17.      Construction.

                  (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (b) As used in this Agreement, the term "person" means any individual, corporation, partnership, joint venture, trust, limited liability company, governmental authority or other entity.

                  (c) The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provision were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         18. Effectiveness. This Agreement shall become effective immediately following consummation of the Initial Offering and shall terminate and be of no further force and effect if the Initial Offering is not consummated.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Registration Rights Agreement to be duly executed as of the date first set forth above.

CLEARVIEW CINEMA GROUP, INC.

                                              ________________________________
By: _________________________                           A. Dale Mayo
    A. Dale Mayo
    President
                                              ________________________________
CMNY CAPITAL II, L.P.                                  Brett E. Marks


By: _________________________                 ________________________________
    Robert Davidoff                                    Michael C. Rush
    General Partner

MIDMARK CAPITAL, L.P.                         ________________________________
                                                          Paul Kay
By: MidMark Associates, Inc.
    General Partner
                                              ________________________________
                                                          Cindy Kay
    By: _____________________
        Denis Newman
        President                             ________________________________
                                                       Louis G. Novick

EMERSON CINEMA, INC.


By: _________________________
    John Nelson
    President

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